                                                                   Exhibit 99.10

                              ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[686,138,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-WMC1

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE

                               FEBRUARY [2], 2006

                              (MERRILL LYNCH LOGO)

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

                                            DEAL NAME                                      DATA
                                            ---------                                      ----
Collateral Characteristics   Pool Balance                                       $    1,265,639,167.74
                             # of Loans                                         #               6,436
                             Avg Prin Balance                                   $          196,649.96
                             GWAC                                               %                7.58%
                             WA Net Rate                                        %                7.08%
                             WAM                                                #                 341
                             Seasoning                                          #                   1
                             Second Liens                                       %               10.42%
                             Silent Seconds                                     %               45.31%
                             WA DTI                                             %               39.75%
                             WA LTV (First+Second Liens)                        %               82.36%
                             WA SSCLTV (First+Second+Silent Seconds)            %               91.12%
                             WA FICO                                            #                 639
                             IO                                                 %               17.16%
                             IO Loan + DTI > 45                                 %                3.95%
                             Prepay Penalties                                   %               62.44%
                             Top Originator                                   Name
                             Master Servicer                                  Name
                             Trustee                                          Name
                             Credit Risk Manager                              Name
Arm Characteristics          WAC (Arms only)                                    %                7.22%
                             WAM (Arms only)                                    #                 360
                             WA Margin                                          %                6.39%
                             WA Initial Cap                                     %                3.09%
                             WA Periodic Cap                                    %                1.00%
                             WA Cap                                             %                6.50%
                             WA Months to Roll                                  #                  29
Loan Type                    Fixed                                              %                9.61%
                                                                       10yr     %                0.03%
                                                                       15yr     %               10.69%
                                                                       20yr     %                0.08%
                                                                       30yr     %                4.58%
                             Balloons                                           %               50.98%
                             2/28 Arms                                          %               74.49%
                             3/27 Arms                                          %                3.89%
                             5/25 Arms                                          %                1.73%
                             Other Hybrid Arms                                  %                4.50%
Index                        1-Month LIBOR                                      %                0.00%
                             6-Month LIBOR                                      %               84.61%
                             Other Index                                        %               15.39%
Loan Purpose                 Purchase                                           %               50.31%
                             Cash-Out Refi                                      %               46.84%
                             Rate-Term Refi                                     %                2.85%
                             Debt Consolidation                                 %                0.00%
Occupancy Status             Owner                                              %               96.40%
                             Second Home                                        %                2.32%
                             Investor                                           %                1.28%
Property Type                Single Family                                      %               69.56%
                             2-4 Family                                         %                8.03%
                             PUD                                                %               13.62%
                             MH                                                 %                0.00%
                             Condo                                              %                8.79%
Doc Type                     Full Doc                                           %               32.54%
                             Stated Doc                                         %               46.28%
                             Limited Doc                                        %               16.66%
                             No Doc                                             %                4.52%
MI Data                      MI Flag                                           Y/N                  N
                             % of Pool Covered                                  %                0.00%
                             Effective LTV                                      %               82.36%
FICO Distribution            FICO <460                                          %
                             FICO 460-479                                       %
                             FICO 480-499                                       %
                             FICO 500-519                                       %                1.57%
                             FICO 520-539                                       %                3.33%
                             FICO 540-559                                       %                3.58%
                             FICO 560-579                                       %                4.94%
                             FICO 580-599                                       %                9.05%
                             FICO 600-619                                       %               15.71%
                             FICO 620-639                                       %               14.61%
                             FICO 640-659                                       %               14.17%
                             FICO 660-679                                       %               11.09%
                             FICO 680-699                                       %                7.41%
                             FICO 700-719                                       %                5.05%
                             FICO 720-739                                       %                4.21%
                             FICO 740-759                                       %                2.57%
                             FICO >760                                          %                2.71%
DTI Distribution             DTI <10.00                                         %                0.35%
                             DTI 10.00-19.99                                    %                1.46%
                             DTI 20.00-29.99                                    %                7.66%
                             DTI 30.00-39.99                                    %               23.40%
                             DTI 40.00-49.99                                    %               55.84%
                             DTI 50.00-59.99                                    %               11.24%
                             DTI 60.00-69.99                                    %                0.06%
                             DTI > 70                                           %
LTV Distribution             LTV < 20                                           %                0.02%
                             LTV 20.01-30                                       %                0.15%
                             LTV 30.01-40                                       %                0.33%
                             LTV 40.01-50                                       %                0.63%
                             LTV 50.01-60                                       %                1.73%
                             LTV 60.01-70                                       %                4.85%
                             LTV 70.01-80                                       %               58.63%
                             LTV 80.01-90                                       %               16.86%
                             LTV 90.01-100                                      %               16.80%
                             LTV > 100                                          %

          WA
 SSCLTV  FICO   WAC   % BAL.  PURCH %  INVT PROP %  1ST LIEN %  % WITH S.2NDS   CA%  FULL DOC %   IO%  DTI %  DTI% > 45  % WITH MI
 ------  ----  -----  ------  -------  -----------  ----------  -------------  ----  ----------  ----  -----  ---------  ---------
 80-85%   622  7.196   11.0     16.0       2.0         100.0          0.2      41.1     39.3     18.9   39.8     34.6       0.0
 85-90%   608  7.437    7.8     11.6       2.5          99.9          1.5      33.9     45.8     15.3   41.8     41.2       0.0
 90-95%   630  7.504   12.2     32.2       6.0          97.9         15.6      33.9     40.5     17.3   41.8     40.5       0.0
95-100%   656  7.784   69.0     74.6       0.2          82.7         74.0      42.6     27.8     18.6   42.8     44.9       0.0

                                                # OF LOANS  AGG PRINCIPAL BALANCE  % OF PRINCIPAL BALANCE   GWAC   WA CLTV  WA FICO
                                                ----------  ---------------------  ----------------------  ------  -------  -------
Loan Balance Distribution  $ 0-25,000               144            2,863,760                 0.23          10.657   99.08     636
                           $ 25,001-50,000          652           24,426,152                 1.93          10.599   97.54     645
                           $ 50,001-75,000          728           45,579,880                  3.6          10.092    96.3     648
                           $ 75,001-100,000         612           53,280,564                 4.21            9.58   95.33     646
                           $ 100,001-150,000       1024          126,861,704                10.02           8.283    92.1     631
                           $ 150,001-200,000        719          125,931,920                 9.95           7.491   87.75     622
                           $ 200,001-250,000        614          137,585,207                10.87           7.288   89.16     628
                           $ 250,001-300,000        524          144,760,379                11.44           7.227    89.8     634
                           $ 300,001-350,000        410          133,081,668                10.51           7.101   91.09     642
                           $ 350,001-400,000        330          123,365,247                 9.75           7.215   91.73     641
                           $ 400,001-450,000        235           99,835,380                 7.89           7.114    91.9     647
                           $ 450,001-500,000        170           80,688,001                 6.38           7.074   91.08     643
                           $ 500,001-550,000         83           43,457,668                 3.43           7.069    91.7     647
                           $ 550,001-600,000         77           44,360,339                  3.5           7.017   92.92     649
                           $ 600,001-650,000         32           19,973,433                 1.58           6.995   89.21     661
                           $ 650,001-700,000         36           24,415,047                 1.93           6.998   89.98     657
                           $ 700,001-750,000         26           18,766,977                 1.48           7.116   89.89     657
                           $ 750,001-800,000         10            7,826,269                 0.62           7.312   90.77     644
                           $ 800,001-850,000          7            5,857,772                 0.46           6.999   83.14     658
                           $ 850,001-900,000          1              886,570                 0.07            6.99      90     663
                           $ 900,001-950,000          2            1,835,229                 0.15           7.071   94.77     640
                           $ 950,001-1,000,000
                           > $ 1,000,001

TOP 5 STATES   % OF TOTAL BAL   # OF LOANS     LOAN BAL    AVG LOAN BAL   WA LTV   % WITH 2ND   WA FICO
------------   --------------   ----------   -----------   ------------   ------   ----------   -------
California          40.7           1988      515,123,913      259,117      81.87      11.47       647
New York            7.17            348       90,684,631      260,588      81.69       9.71       639
Florida             6.28            494       79,543,217      161,019      82.31        9.1       636
Maryland            6.21            400       78,629,525      196,574      81.69       9.44       626
New Jersey          5.23            298       66,165,906      222,033       82.6      10.12       639

RUSS BELT STATES   % OF TOTAL BAL   # OF LOANS    LOAN BAL   AVG LOAN BAL   WA LTV   % WITH 2ND   WA FICO
----------------   --------------   ----------   ---------   ------------   ------   ----------   -------
 Indiana                16.10           23       2,495,637      108,506      83.84      4.73        601
Michigan                48.41           62       7,502,577      121,009      86.83      8.69        616
  Ohio                  35.49           62       5,499,732       88,705      87.09       9.2        623

ORIGINATOR/          WA SS                                 INVT    1ST    % WITH         FULL
   SOURCE    WA LTV   CLTV  FICO   WAC   % BAL.  PURCH %  PROP %  LIEN %  S.2NDS   CA%  DOC %   IO%    DTI%  DTI% > 45  % WITH MI
-----------  ------  -----  ----  -----  ------  -------  ------  ------  ------  ----  -----  ----   -----  ---------  ---------
WMC           82.36  91.12   639  7.584    100    50.31    1.28    89.58   45.31  40.7  32.54  17.16  41.98    41.82        0
Name 2
Name 3
Name 4

                      WA SS                                   INVT    1ST    % WITH          FULL                              %
DOCUMENTATION  WALTV   CLTV  WAFICO   WAC   % BAL.  PURCH %  PROP %  LIEN %  S.2NDS   CA%   DOC %   IO%   DTI %  DTI% > 45  WITH MI
-------------  -----  -----  ------  -----  ------  -------  ------  ------  ------  -----  -----  -----  -----  ---------  -------
Full           82.72  89.65    619   7.418   32.27   39.11    1.88    91.91   35.31  31.42   100   20.53  42.85    45.95       0
Streamlined       84  99.27    668    8.03   31.09   80.19       0    81.58   78.16  44.42     0   12.98  42.87    43.85       0
Limited        83.71  91.24    632   7.299   16.66   42.32    2.35    91.32   39.26  45.94     0   25.27  40.05    37.77       0
Stated         76.27  76.95    628   7.346   15.19   20.65    0.21    99.11    6.05  43.98     0    9.81  40.36    31.17       0
Lite           83.63  92.64    632   7.541    4.52   54.74    4.98    89.13    46.1  48.77     0   17.25  42.35    49.66       0
Other          86.96  92.23    614   8.013    0.27   35.81    8.93     95.5   26.33  79.21   100     8.1  39.09    33.55       0

Aggregate Loans (First Lien Only): in specific bucket

                                                                          %                                      % SECOND LIEN
FICO               % OF TOTAL DEAL   AVG LTV   MAX LTV   % FULL DOC   OWNER OCC    % IO    WAC    MARGIN   (SIMULTANEOUS OR SILENT)
----               ---------------   -------   -------   ----------   ---------   -----   -----   ------   ------------------------
<520                     1.57%        74.64      95.00      55.29         100         0   8.366     6.4               1.12
520-539                  3.33%        76.38      95.00      62.48       99.68         0   8.015    6.22               0.93
540-559                  3.57%        78.75      95.00      49.84       97.95         0   7.839    6.18               1.53
560-579                  4.90%         79.8      95.00       51.6       99.58         0   7.686    6.12               3.39
580-599                  8.38%        80.48     100.00      58.65        99.2      9.66   7.298    5.84              37.21
600-619                 14.03%         80.8      95.00      32.77       98.42     13.99   7.242    6.09              52.49
620-639                 13.05%        80.97      95.00      30.98       96.63     15.55   7.135    6.01              52.53
640-659                 12.34%        80.77     100.00      24.21       97.27      16.8   7.117    5.97              65.01
660-679                  9.55%        81.02     100.00      18.75       95.14     27.72   7.039    6.05               67.2
680-699                  6.40%        80.59     100.00       19.4       93.17     32.18   7.005    5.99              66.69
700-719                  4.28%        80.39      95.00      22.93       92.09     41.92   6.978    6.03              77.04
720-739                  3.64%           82     100.00      26.14       90.24     47.58   6.926    6.15              68.59
740-759                  2.19%        79.58      90.51      24.92       81.45     45.84   6.872    5.96              73.38
760-779                  0.97%        79.18      90.00      14.73       97.11     55.46   6.949    6.09              83.61
780-800                  1.20%        80.49     100.00      36.81       88.34     40.51   6.796    6.14              59.83
800+                     0.17%        78.83      90.00      10.23       91.97     14.78   6.778    5.28              33.39
                        -----         -----     ------      -----       -----     -----   -----    ----              -----
Totals (of deal)        89.58%        80.37     100.00      33.39       96.26     19.16   7.228    6.04              50.58
                        =====         =====     ======      =====       =====     =====   =====    ====              =====

Aggregate Loans (Second Lien Only)

FICO      % OF TOTAL DEAL   AVG LTV   MAX LTV   % FULL DOC   % OWNER OCC   % IO     WAC    MARGIN
----      ---------------   -------   -------   ----------   -----------   ----   ------   ------
<520
520-539        0.01%           100      100          100          100        0    11.332      0
540-559        0.01%           100      100        60.77          100        0     9.775      0
560-579        0.03%           100      100        75.59          100        0    11.117      0
580-599        0.67%         99.69      100        75.08          100        0     11.18      0
600-619        1.68%         99.16      100         29.1        99.11        0    11.258      0
620-639        1.57%         99.35      100        27.64          100        0    10.994      0
640-659        1.83%         99.45      100        19.48        99.89        0    10.836      0
660-679        1.54%         99.43      100        16.77        97.58        0    10.596      0
680-699        1.01%          99.6      100        14.53        96.26        0    10.256      0
700-719        0.77%          99.7      100        15.59        93.42        0     9.967      0
720-739        0.57%         99.55      100        19.65        94.08        0     9.567      0
740-759        0.37%         99.86      100        22.97        82.97        0     9.794      0
760-779        0.19%         99.69      100        16.18        98.74        0     9.659      0
780-800        0.17%         99.21      100        27.44        94.12        0     9.851      0
800+           0.02%           100      100        28.81          100        0     9.633      0

If seconds in deal:

Second Lien Loans

FRM %   100
ARM %     0

CREDIT ENHANCEMENT:
                    Subordination %
                    Initial OC %
                    Target OC % before stepdown
                    Target OC % after stepdown
                    Initial Excess Interest
                    Other CE %

Derivatives:

Triggers:
                    Delinquency Trigger
                    Cum Loss Trigger

Please provide a breakdown of percentages for each cell of the matrix for loans that fall within the appropriate category brokendown between loans with MI and loans without MI as well as the loan count for each breakdown in the matrices below. The sum of the percentages for the with MI and without MI percentages should equal 100%. The sum of the loans in the matrices below should equal the number of loans in the pool. If FICO is not available for loan, default to <450 bucket. If deal does not have MI, provide data for the entire pool in the "Loans without MI" matrix.

                                LOANS WITHOUT MI
                                      FICOS

                      LESS                                                               GREATER
                      THAN                                                                 THAN
PERCENTAGE BY RANGE    450   451-500   501-550   551-600   601-650   651-700   701-750     750
-------------------   ----   -------   -------   -------   -------   -------   -------   -------
            <20       0.00     0.00      0.00      0.01      0.01      0.00      0.00      0.00
           20-30      0.00     0.01      0.05      0.03      0.04      0.01      0.01      0.00
           30-40      0.00     0.00      0.09      0.12      0.04      0.04      0.03      0.00
           40-50      0.00     0.00      0.19      0.14      0.17      0.07      0.00      0.05
   LTVs    50-60      0.00     0.00      0.31      0.54      0.61      0.18      0.07      0.02
           60-70      0.00     0.01      1.14      1.67      1.34      0.44      0.16      0.10
           70-80      0.00     0.01      2.26      7.03     23.35     16.07      7.49      2.43
           80-90      0.00     0.05      1.94      4.25      6.28      3.07      0.95      0.33
          90-100      0.00     0.00      0.15      3.03      6.46      4.52      2.04      0.60
           >100

                                  LOANS WITH MI
                                      FICOS

                      LESS                                                               GREATER
                      THAN                                                                 THAN
                       450   451-500   501-550   551-600   601-650   651-700   701-750     750
                      ----   -------   -------   -------   -------   -------   -------   -------
            <20
           20-30
           30-40
           40-50
   LTVs    50-60
           60-70
           70-80
           80-90
          90-100
           >100

                                LOANS WITHOUT MI
                                      FICOS

                LESS                                                               GREATER
                THAN                                                                 THAN
  Loan Count     450   451-500   501-550   551-600   601-650   651-700   701-750     750
  ----------    ----   -------   -------   -------   -------   -------   -------   -------
         <20      0       0          0         1          2        0         0         0
        20-30     0       1          5         3          4        1         2         0
        30-40     0       0         13         8          7        3         1         0
        40-50     0       0         13        10         13        5         0         3
LTVs    50-60     0       0         20        36         36       11         3         2
        60-70     0       1         61        88         68       27         6         7
        70-80     0       1        135       396       1160      722       315        97
        80-90     0       2        120       212        293      138        47        18
       90-100     0       1         13       334        941      665       279        86
        >100
          #

                                  LOANS WITH MI
                                      FICOS

                LESS                                                               GREATER
                THAN                                                                 THAN
                 450   451-500   501-550   551-600   601-650   651-700   701-750     750
                ----   -------   -------   -------   -------   -------   -------   -------
         <20
        20-30
        30-40
        40-50
LTVs    50-60
        60-70
        70-80
        80-90
       90-100
        >100

                         # OF                    % OF
                       MORTGAGE     PRIN.     PRINCIPAL         % OWNER
FIRST LIEN LOANS:        LOANS     BALANCE     BALANCE    WAC  OCCUPANCY   %ARM   FICO    CLTV  %FULL DOC  COVERAGE DOWN TO:
-----------------      --------  -----------  ---------  ----  ---------  -----  ------  -----  ---------  -----------------
Less than 60.01%          202     36,197,018     10.95   7.17     98.26   75.23  601.00  49.59    36.81          49.55
80.01 to 85.00%
With MI:
Without MI:               331     87,788,074     26.57   7.32     96.37   93.31  610.00  84.61    46.39          84.32
85.01 to 90.00%
With MI:
Without MI:               453    123,395,629     37.34   7.44     90.30   94.30  624.00  89.52    43.61          89.49
90.01 to 95.00%
With MI:
Without MI:               346     81,235,962     24.58   7.89     93.20   91.79  620.00  94.64    52.02          94.64
95.01 to 100.00%
With MI:
Without MI:                13      1,826,828      0.55   8.13    100.00   84.53  703.00  99.94    59.92          99.94
                         ----    -----------    ------   ----     -----   -----  ------  -----    -----          -----
   TOTAL (First Lien)    1345    330,443,510    100.00   7.49     93.55   91.28  617.00  85.16    45.76          85.06
                         ====    ===========    ======   ====     =====   =====  ======  =====    =====          =====

PLEASE FILL OUT CHART WITH THE APPROPRIATE CHARACTERISTICS FOR EACH REP LINE. PLEASE NOTE '% OF TOTAL IO' SHOULD ADD UP TO 100%. COLUMNS G, I, J, L, AND M REFER TO % WITHIN THE SPECIFIC PRODUCT TYPE SO THEY SHOULD NOT SUM TO 100%.

                                   NUMBER                                % OF    % OF
                                     OF                      AVG. LOAN   TOTAL  TOTAL   WA     WA
    PRODUCT TYPE       WA IO TERM   LOANS    LOAN BALANCE     BALANCE     IO     POOL  FICO   LTV
    ------------       ----------  ------  ----------------  ---------  ------  -----  ----  -----
2/28 ARM 24 Month IO
2/28 ARM 36 Month IO
2/28 ARM 60 Month IO        60       507        152,914,335   301,606    70.39  12.08   669  81.03
2/28 ARM 120 Month IO      120        35         10,507,237   300,207     4.84   0.83   675  82.16
3/27 ARM 24 Month IO
3/27 ARM 36 Month IO
3/27 ARM 60 Month IO        60        32          9,569,077   299,034     4.41   0.76   657  83.84
5/25 ARM 60 Month IO        60        18          5,409,111   300,506     2.49   0.43   663  80.30
     30 Fixed IO
     15 Fixed IO
      Other IO             117       118         38,823,601   329,014    17.87   3.07   706  80.07
                           ---       ---        -----------   -------   ------  -----   ---  -----
   Totals:                  73       710        217,223,361   305,948   100.00  17.16   675  81.02
                           ===       ===        ===========   =======   ======  =====   ===  =====

                                           1,265,639,167.74

                        % OWNER      %         %                 %
    PRODUCT TYPE       OCCUPIED  PURCHASE  INVESTOR  WA DTI  FULL DOC
    ------------       --------  --------  --------  ------  --------
2/28 ARM 24 Month IO
2/28 ARM 36 Month IO
2/28 ARM 60 Month IO    98.067     55.53     0.07     40.08    35.65
2/28 ARM 120 Month IO   97.731     57.50       --     41.50    42.35
3/27 ARM 24 Month IO
3/27 ARM 36 Month IO
3/27 ARM 60 Month IO       100     30.12       --     39.16    58.25
5/25 ARM 60 Month IO       100     27.07       --     33.49    28.72
     30 Fixed IO
     15 Fixed IO
      Other IO          96.601     44.23       --     39.00    46.43
                        ------     -----     ----     -----    -----
   Totals:              97.922     51.78     0.05     39.75    38.72
                        ======     =====     ====     =====    =====

PLEASE FILL OUT WITH TOTAL VALUE DOLLARS FOR LOANS IN THE POOL THAT FALL INTO TEACH CELL OF THE MATRIX.

                              INITIAL PERIODIC CAPS

    PRODUCT TYPE        1.00%    1.50%  2.00%     2.50%     3.00%  3.50%  4.00%     4.50%    5.00%
    ------------       -------  ------  -----  -----------  -----  -----  -----  ----------  -----
2/28 ARM 24 Month IO
2/28 ARM 36 Month IO
2/28 ARM 60 Month IO   687,290  84,800    --   150,758,945    --     --     --           --
2/28 ARM 120 Month IO       --      --    --    10,507,237    --     --     --           --
3/27 ARM 24 Month IO
3/27 ARM 36 Month IO
3/27 ARM 60 Month IO        --      --    --     9,413,382    --     --     --           --
5/25 ARM 60 Month IO        --      --    --       397,800    --     --     --    5,011,311
      Other IO              --      --    --     1,209,396    --     --     --   37,614,205


                                                                                       % SECOND
                                                                                         LIEN
                                                                                    (SIMULTANEOUS
FICO     % OF TOTAL DEAL  AVG LTV  MAX LTV  % FULL DOC  % OWNER OCC   WAC   MARGIN    OR SILENT)
----     ---------------  -------  -------  ----------  -----------  -----  ------  -------------
520-539
540-559
560-579
580-599        4.72        79.88    94.90      70.85       100.00    6.845   6.20       22.82
600-619       11.44        81.28    95.00      58.16        97.50    6.841   6.30       54.91
620-639       11.82        82.43    95.00      51.55        98.13    6.702   6.19       52.73
640-659       12.08        82.46    95.00      53.33       100.00     6.65   6.16       55.49
660-679       15.42        80.85    95.00      20.09        98.08    6.892   6.35       68.12
680-699       12.01        80.10    95.00      24.42        97.98    6.795   6.22       64.79
700-719       10.46        79.92    95.00      30.64        99.54    6.761   6.24       79.76
720-739       10.09        81.29    95.00      31.60        94.95    6.655   6.32       69.17
740-759        5.86        79.75    88.24      28.33        96.19    6.677   6.22       81.26
760-779        3.12        79.80    80.00      15.07        96.55    6.953   6.31       87.89
780-800        2.83        81.38    90.00      57.65        94.90    6.645   6.47       43.91
800+           0.14        85.00    85.00       0.00       100.00      6.9   6.38        0.00